VERSUM MATERIALS EARNINGS CONFERENCE CALL: First Quarter Fiscal 2018 February 6, 2018 – 11 AM Eastern

FORWARD-LOOKING INFORMATION This presentation contains, and management may make, certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by references to future periods, and include fiscal year 2018 financial guidance, and statements about our business strategies, operating plans, growth rates, anticipated profitability, sales expectations, future operating income and Adjusted EBITDA, estimates regarding future capital requirements, estimates of future tax liability and effective tax rates, our ability to execute on our strategy and deliver on our commitments to customers and stakeholders, our ability to meet customer demand, anticipated cash flows, estimates of the size of the market for our products, forecasted industry demand, inorganic growth opportunities, our ability to successfully compete as a leading materials supplier to the semiconductor industry, the implementation date of SAP “go live” and other matters. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “target” and similar expressions, among others, generally identify forward-looking statements, which are based on management’s reasonable expectations and assumptions as of the date the statements were made. Actual results and the outcomes of future events may differ materially from those expressed or implied in the forward-looking statements because of a number of risks and uncertainties, including, without limitation, product supply versus demand imbalances in the semiconductor industry or in certain geographic markets may decrease the demand for our goods and services; our concentrated customer base; our dependence upon the capital expenditure cycles of our customers; our ability to continue technological innovation and successfully introduce new products to meet the evolving needs of our customers; our ability to protect and enforce our intellectual property rights and to avoid violating any third party intellectual property or technology rights; unexpected interruption of or shortages in our raw material supply; inability of sole source, limited source or qualified suppliers to deliver to us in a timely manner or at all; hazards associated with specialty chemical manufacturing, such as fires, explosions and accidents, could disrupt our operations or the operations of our suppliers or customers; increased competition and new product development by our competitors, changing customer needs and price changes in materials and components could result in declining demand for our products; operational, political and legal risks of our international operations; recent changes in U.S. tax laws; the impact of changes in environmental and health and safety regulations, anticorruption enforcement, sanctions, import/export controls, tax and other legislation and regulations in jurisdictions in which Versum Materials and its affiliates operate; our available cash and access to additional capital may be limited by substantial leverage and debt service obligations; uncertainty regarding the availability of financing to us in the future and the terms of such financing; agreements governing our indebtedness may restrict our current and future operations, and hamper our ability to respond to changes or to take certain actions; government regulation of raw materials, products and facilities may impact our product manufacturing processes, handling, storage, transportation, uses and applications; possible liability for contamination, personal injury or third party impacts if hazardous materials are released into the environment; cyber security threats may compromise our data or disrupt our information technology applications or services; fluctuation of currency exchange rates; costs and outcomes of litigation or regulatory investigations; the timing, impact, and other uncertainties of future acquisitions or divestitures; restrictions in our governing documents and of Delaware law may prevent or delay an acquisition of us; our historical financial data as part of Air Products may not reflect what our financial results would have been had we been an independent company; increased costs as a separate public company; tax and other potential liabilities to Air Products assumed in connection with the separation and spin-off; restrictions against engaging in certain corporate transactions for two years following the separation and spin-off; potential conflicts of interest between us and Air Products by our directors and officers; potential liabilities arising out of state and federal fraudulent conveyance laws and legal dividend requirements with respect to the separation and spin-off and related internal reorganization transactions; and other risk factors described in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, and in our other periodic filings. Versum Materials assumes no obligation to update any forward-looking statements or information in this presentation to reflect any subsequent change in assumptions, beliefs or expectations, or any change in circumstances upon which such statements are based. Non-GAAP Financial Measures. This presentation contains certain “Non-GAAP financial measures.” Please refer to the Appendix for definitions of the non-GAAP financial measures used herein and for a reconciliation of those non-GAAP financial measures to their most comparable GAAP measures.

AGENDA  Business & Market Review: Guillermo Novo, President & CEO  Financial Overview and Guidance: George Bitto, SVP & CFO  Summary: Guillermo Novo, President & CEO 3 Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

BUSINESS REVIEW

5 WELL POSITIONED FOR A STRONG 2018  Sales up 22% and Adjusted EBITDA up 10%  Investing to accelerate profitable growth  SAP “Go Live” targeted April 1  Raising Guidance for 2018 VERSUM MATERIALS 2018 Q1 RESULTS AND OUTLOOK Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

6 VERSUM SAFETY PERFORMANCE RECORD EMPLOYEE RECORDABLE FREQUENCY 0.48 0.33 0.00 0.20 0.10 0.30 0.40 0.50 FY15 FY16 FY17  Increase in injury rate for quarter, 3 of 5 injuries from one event  Injuries driven by trips/falls and contractor activities  Reassert importance of basic safety management practices/hazards awareness  Reinforce the importance of our collective and individual safety responsibilities 0.42 0.48 FYTD18 0.83 0.60 0.70 0.80 0.90

(In millions, except percentages) FYQ118 FYQ117 % change Sales 330.8 270.8 +22% Gross Profit Margin 42% 44% -200bps Adjusted EBITDA 102.3 93.2 +10% Adjusted EBITDA Margin 31% 34% -300bps 7 Refer to Appendix for reconciliations between GAAP and non-GAAP measures.  Robust DSS growth driven by industry spending in Korea and China and innovative product slate  Strong AM volume growth from previous POR wins  PM volume growth despite capacity constraints in key products  Adj EBITDA growth while investing in selling & administrative/research & development (SARD) to support business expansion FIRST QUARTER FISCAL 2018 HIGHLIGHTS STRONG PERFORMANCE AND CONSISTENT EXECUTION

# INDUSTRY OUTLOOK

## 2018 INDUSTRY TRENDS

### Updated Macro Driver Outlook

| FISCAL YEAR | 2018E v 2017A |
|---|---|
| WFE | 3 - 5% |
| MSI | 5 - 7% |

SOURCE: Linx/Hilltop Economics, Semi, Gartner, Versum estimates


Cloud Computing

- Advanced logic benefits from continued ramping of new technology nodes (10nm -> 7nm)
- Demand for both memory (DRAM and VNAND) remains very strong
- IoT, automotive and industrial applications drive robust demand for legacy nodes
- Equipment spending continues to be driven by leading edge logic, VNAND and China investments

VERSUM MATERIALS

8

FINANCIAL UPDATE

INCOME STATEMENT OVERVIEW FIRST QUARTER FISCAL 2018 VERSUS 2017 10 (In millions, except % and per share data) FYQ118 FYQ117 % change Sales 330.8 270.8 +22% Gross Profit 139.2 119.9 +16% Gross Profit Margin 42% 44% -200bps Selling & Administrative Costs and Research & Development 35.3 30.2 +17% Operating Income 88.9 79.1 +12% Net Income 18.6 50.8 -63% Diluted EPS 0.17 0.47 -64% Adjusted Net Income 59.0 52.9 +12% Adjusted Diluted EPS 0.54 0.48 +13% Adjusted EBITDA 102.3 93.2 +10% Adjusted EBITDA Margin 31% 34% -300bps Separation and Restructuring Expenses 1.8 3.2 -44% Effective Tax Rate 73% 23% NM Adjusted Tax Rate 23% 23% NM ➢ Robust Top Line Funding Investment For Future Growth ▪ Strong sales growth from DS&S and Advanced Materials ▪ Adj EBITDA margins within range despite unfavorable pricing carry-over and growth in SARD expense ▪ Double-digit Adjusted Net Income and EPS growth excluding Tax Act and Restructuring Refer to Appendix for reconciliations between GAAP and non-GAAP measures. NM: Not Meaningful

MATERIALS SEGMENT FIRST QUARTER FISCAL 2018 VS 2017 – FINANCIAL PERFORMANCE DRIVERS (In millions, except percentages) FYQ118 FYQ117 % change Sales 214.6 208.0 +3% Gross Profit 101.0 102.5 -1% Gross Profit Margin 47% 49% -200BPS Operating Income 65.8 72.9 -10% Adjusted EBITDA 76.8 83.1 -8% Adjusted EBITDA Margin 36% 40% -400bps 11 Refer to Appendix for reconciliations between GAAP and non-GAAP measures. ➢ Broad Based Volume Growth Across Most Products • Strong AM volume growth driven by POR wins and customer ramps • PM volume growth overcoming capacity constraints and unfavorable product mix • Adjusted EBITDA margin impacted by expected PM pricing carryover impacts, higher raw material and product purchase costs and increased SARD expense

DELIVERY SYSTEMS & SERVICES FIRST QUARTER FISCAL 2018 VS 2017 – FINANCIAL PERFORMANCE DRIVERS (In millions, except percentages) FYQ118 FYQ117 % change Sales 115.3 61.9 +86% Gross Profit 38.5 16.8 +129% Gross Profit Margin 33% 27% +600BPS Operating Income 33.4 12.4 +169% Adjusted EBITDA 33.7 12.7 +165% Adjusted EBITDA Margin 29% 21% +800bps 12 Refer to Appendix for reconciliations between GAAP and non-GAAP measures. ➢ Record Sales Growth and Strong Margin Performance ▪ Significant equipment and installation sales, steady services ▪ Manufacturing facilities continuing to run at high loading driving favorable cost absorption ▪ Adjusted EBITDA expansion from strong sales and project management

TAX ACT IMPACTS 13 FIRST QUARTER FISCAL 2018 VS 2017 – TAX ACT IMPACTS Impact on Operations FYQ118 YTD FYQ118 Tax Provision Impact (in millions) $0.9 $3.0 – $4.5 Tax Rate (in percentages) 1.2% 1.0% – 1.5% EPS Impact (in $/share) $0.01 $0.03 - $0.04 Non-GAAP Items FYQ118 (in millions) Provision EPS Repatriation Charge impact $(49.0) $(0.45) Revaluation of Deferred Tax Position 11.4 0.10 Tax Act Impact $(37.6) $(0.35)

CASH GENERATION OVERVIEW FIRST QUARTER FISCAL YEAR 2018 VS 2017 FREE CASH FLOW (In millions) YTD FYQ118 YTD FYQ117 Cash Flow From Operations $39.1 $89.8 Capital Expenditures - Operating (17.2) (6.9) Capital Expenditures - Restructuring (11.5) (2.7) Free Cash Flow $10.4 $80.2 Other Financing, Investing Activities, Other (3.5) (7.1) Change in Cash $6.9 $73.1 Cash at End of Period $278.3 $178.7 14 Refer to Appendix for reconciliations between GAAP and non-GAAP measures. ▪ Positive cash flow despite higher capital expenditures and unfavorable payables timing ▪ Prior year operating cash flow favorably impacted by spin transaction ▪ Strong balance sheet with significant cash on hand NOTES: Free Cash Flow defined as Cash from Operations less Capital Expenditures

15 A reconciliation of net income to Adjusted EBITDA as forecasted for 2018 is not provided. See Appendix for more information. 2018 FISCAL YEAR FINANCIAL GUIDANCE RAISING FOR SALES and ADJUSTED EBITDA 2018 GUIDANCE (In millions, except %) REVISED 2018 OUTLOOK PRIOR 2018 OUTLOOK (Q4 call) Sales $1,250 - $1,300 $1,180 - $1,230 Adjusted EBITDA $415 - $435 $395 - $415 CAPEX ~$120 $110 – $120 Effective Adj Tax Rate (ex Tax Act & restructuring non-GAAP charges) 23% - 25% 23% - 25% Restructuring Costs $15 - $20 $15 - $20 NOTES: 2018 D&A estimate of ~$50-55 million and non-controlling interest estimate of $7 million. CAPEX/M&A includes $20- $25 million of one-time stand-up capital ➢ Underlying Semiconductor Market Demand Growth Indicators ▪ Global GDP (CY) estimated to be in the range of 3.0% - 3.2% (up from 2.8% - 3.0% last quarter) ▪ Global MSI (FY) forecast in range of 5% - 7% (up from 4% - 6% last quarter) ▪ Wafer Fab Equipment (FY) forecast of 3% - 5% (up from -1% to -4% last quarter) SOURCE: Linx/Hilltop Economics, Semi, Gartner, Versum estimates

SUMMARY

17 2018 PRIORITIES STAYING FOCUSED ON EXECUTING OUR STRATEGY  Maintain EHS focus  Drive culture (accountability & customer centric)  Deliver profitable organic growth across all platforms  Disciplined capital deployment  Complete last stage of stand-up NOTES: EHS: Environment, Health and Safety

 Innovation  POR Logic, Memory, and Packaging  Productivity, Quality and Reliability  Expanding Technology Capabilities  Investment to support Materials organic growth  Investing in HVM capabilities for new products  Localizing our AM footprint and capabilities in Korea  Improving competitive position in key products  DSS well positioned to support major projects  Aligned with major CAPEX players  Establishing local footprint in China  Leverage Inorganic Growth Opportunities 18 CATALYSTS FOR GROWTH KEY DRIVERS

VERSUM MATERIALS Solid growth High margins Low capital intensity Strong cash flow 19 BEST IN CLASS ELECTRONICS MATERIALS COMPANY  Leadership positions in a profitable and complex semiconductor materials industry Strong technology, commercial and operations capabilities     Compelling growth platforms with sustainable competitive advantage Strong financial performance and cash flow generation Experienced management team with proven track record Global infrastructure 

APPENDICES

21 CONSOLIDATED INCOME STATEMENT FIRST QUARTER 2018 VERSUS 2017

SALES AND ADJ EBITDA DRIVERS 22 Sales (%) Versum Total FYQ118 Materials FYQ118 Delivery Systems and Services FYQ118 Volume 24% 7% 85% Price/Mix (3%) (5%) - Currency 1% 1% 1% Total Change 22% 3% 86% FIRST QUARTER FISCAL 2018 CHANGE VERSUS FIRST QUARTER 2017 Sales ADJ EBITDA ($MM) Versum Total FYQ118 Materials FYQ118 Delivery Systems and Services FYQ118 Corporate FYQ118 Volume 24 3 21 - Gross Profit Impacts (4) (4) 1 (1) SARD and Other (11) (5) (1) (5) Total Change 9 (6) 21 (6) ADJUSTED EBITDA Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

SEGMENT SALES, OPERATING INCOME AND ADJUSTED EBITDA FISCAL 2017 BY QUARTER For the Quarter Ended December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 Total (In millions) SALES Materials $ 208.0 $ 198.3 $ 206.4 $ 217.0 $ 829.7 DS&S 61.9 71.7 83.5 76.5 293.6 Corporate 0.9 0.8 0.9 1.0 3.6 Total Company Sales $ 270.8 $ 270.8 $ 290.8 $ 294.5 $ 1,126.9 For the Quarter Ended December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 Total (In millions, except percentages) Materials Operating income $ 72.9 $ 65.1 $ 69.6 $ 66.8 $ 274.4 Add: Depreciation and amortization 10.2 10.1 10.1 12.7 43.1 Add: Equity affiliates’ income — — — — — Segment Adjusted EBITDA $ 83.1 $ 75.2 $ 79.7 $ 79.5 $ 317.5 Segment Adjusted EBITDA margin(A) 40.0% 37.9% 38.6% 36.6% 38.3 % DS&S Operating income $ 12.4 $ 17.7 $ 24.0 $ 17.6 $ 71.7 Add: Depreciation and amortization 0.3 0.4 0.3 0.4 1.4 Add: Equity affiliates’ income — — — — — Segment Adjusted EBITDA $ 12.7 $ 18.1 $ 24.3 $ 18.0 $ 73.1 Segment Adjusted EBITDA margin(A) 20.5% 25.2% 29.1% 23.5% 24.9 % Corporate Operating loss $ (3.0) $ (6.8) $ (6.6) $ (4.1) $ (20.5) Add: Depreciation and amortization 0.4 0.4 0.3 0.4 1.5 Add: Equity affiliates’ income — — — — — Segment Adjusted EBITDA $ (2.6) $ (6.4) $ (6.3) $ (3.7) $ (19.0) Total Versum Materials Adjusted EBITDA $ 93.2 $ 86.9 $ 97.7 $ 93.8 $ 371.6 23

CONSOLIDATED INCOME STATEMENT FISCAL 2017 BY QUARTER For the Quarter Ended December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 Total (In millions, except per share data) Sales $ 270.8 $ 270.8 $ 290.8 $ 294.5 $ 1,126.9 Cost of sales 150.9 154.5 159.6 171.9 636.9 Selling and administrative 30.2 29.5 34.5 31.5 125.7 Research and development 10.3 10.9 11.9 12.0 45.1 Business separation, restructuring and cost reduction actions 3.2 6.1 6.0 10.2 25.5 Other (income) expense, net (2.9) (0.1) (2.2) (1.2) (6.4) Operating Income 79.1 69.9 81.0 70.1 300.1 Equity affiliates’ income — — — — — Interest expense 11.5 11.6 11.9 12.4 47.4 Income Before Taxes 67.6 58.3 69.1 57.7 252.7 Income tax provision 15.3 11.5 14.4 11.6 52.8 Net Income 52.3 46.8 54.7 46.1 199.9 Less: Net Income Attributable to Non- controlling Interests 1.5 1.9 2.0 1.5 6.9 Net Income Attributable to Versum $ 50.8 $ 44.9 $ 52.7 $ 44.6 $ 193.0 Net income attributable to Versum per common share: Basic $ 0.47 $ 0.41 $ 0.48 $ 0.41 $ 1.78 Diluted $ 0.47 $ 0.41 $ 0.48 $ 0.41 $ 1.76 Shares used in computing per common share amounts: Basic 108.7 108.7 108.8 108.8 108.7 Diluted 109.2 109.3 109.5 109.6 109.4 24

RECONCILIATIONS Non-GAAP Financial Measures This presentation and the accompanying earnings press release includes “non-GAAP financial measures,” including Adjusted Net Income, Adjusted Diluted Earnings Per Share, Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted EBITDA margin, Segment Adjusted EBITDA margin, and free cash flow. Adjusted Net Income is net income excluding certain disclosed items which we do not believe to be indicative of underlying business trends, including business separation, restructuring and cost reduction actions, net of tax, the write-off of financing costs, net of tax, and the impact of the Tax Act. Adjusted Diluted Earnings Per Share uses Adjusted Net Income but otherwise uses the same calculation used in arriving at diluted earnings per share, the most directly comparable GAAP financial measure. Adjusted EBITDA is net income excluding certain disclosed items which we do not believe to be indicative of underlying business trends, including interest expense, the write-off of financing costs, income tax provision, depreciation and amortization expense, non-controlling interests, and business separation, restructuring and cost reduction actions. Segment Adjusted EBITDA is segment operating income excluding segment depreciation and amortization expense. Adjusted EBITDA margin and Segment Adjusted EBITDA margin are calculated by dividing Adjusted EBITDA and Segment Adjusted EBITDA, respectively, by sales. Free cash flow is defined as cash from operations less capital expenditures. Versum Materials has provided in this Appendix reconciliations of net income to Adjusted EBITDA, net income to Adjusted Net Income, Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share and segment operating income to Segment Adjusted EBITDA, in each case the most directly comparable GAAP financial measure. Reconciliations of cash flow from operations to free cash flow are included elsewhere in this presentation. We encourage investors to read these reconciliations. A reconciliation of net income to Adjusted EBITDA as forecasted for 2018 is not provided. Versum Materials does not forecast net income as it cannot, without unreasonable effort, estimate or predict with certainty various components of net income. These components include further restructuring and other income or charges that may be incurred in 2018 as well as the related tax impacts of these items. Additionally, discrete tax items could drive variability in our forecasted effective tax rate. All of these components could significantly impact net income. Further, in the future, other items with similar characteristics to those currently included in Adjusted EBITDA that have a similar impact on comparability of periods, and which are not known at this time, may exist and impact Adjusted EBITDA.

RECONCILIATIONS Non-GAAP Financial Measures (continued) The presentation of these non-GAAP financial measures is intended to enhance the usefulness of financial information by providing measures which management uses internally to evaluate operating performance. We use these non-GAAP measures to assess our operating performance by excluding certain disclosed items that we believe are not representative of our underlying business. Management may use these non-GAAP measures to evaluate our performance period over period and relative to competitors in our industry, to analyze underlying trends in our business and to establish operational budgets and forecasts or for incentive compensation purposes. We use Adjusted EBITDA to calculate performance- based cash bonuses and determine whether certain performance-based options and restricted stock units vest (e.g., bonuses, options and restricted stock units are tied to Adjusted EBITDA). Adjusted EBITDA is also used for certain covenants under our senior secured credit facilities. We use Segment Adjusted EBITDA to evaluate the ongoing performance of our business segments. Management believes that free cash flow is meaningful to investors because it is an indication of the strength of the company and its ability to generate cash, however it does not represent the total increase or decrease in cash during the period. Free cash flow is not intended to be an alternative to cash flows from operating activities as a measure of liquidity. We believe non-GAAP financial measures provide securities analysts, investors and other interested parties with meaningful information to understand our underlying operating results and to analyze financial and business trends. These non-GAAP financial measures should not be viewed in isolation, are not a substitute for GAAP measures, and have limitations which include but are not limited to the following: (a) Adjusted Net Income and Adjusted EBITDA exclude the write-off of financing costs and other expenses related to business separation, restructuring and cost reduction actions which we do not consider to be representative of our underlying business operations, however, these disclosed items represent costs to Versum Materials; (b) Adjusted EBITDA is not intended to be a measure of cash available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements; (c) though not business operating costs, interest expense and income tax provision represent ongoing costs of Versum Materials; (d) depreciation, amortization, and impairment charges represent the wear and tear or reduction in value of the plant, equipment, and intangible assets which permit us to manufacture and market our products; and (e) other companies may define non-GAAP measures differently than we do, limiting their usefulness as comparative measures. A reader may find any one or all of these items important in evaluating our performance. Management compensates for the limitations of using non-GAAP financial measures by using them only to supplement our GAAP results and to provide a more complete understanding of the factors and trends affecting our business. In evaluating these non-GAAP financial measures, the reader should be aware that we may incur expenses similar to those eliminated in this presentation in the future.

27 RECONCILIATION OF NI TO ADJ EBITDA, NI TO ADJ NI, DILUTED EPS TO ADJ DILUTED EPS FIRST QUARTER FISCAL 2018 VS 2017

28 SEGMENT SALES, OPERATING INCOME AND ADJUSTED EBITDA FIRST QUARTER AND YEAR TO DATE FISCAL 2018 VERSUS 2017